SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                    Act of 1934 (Amendment No.______)

  Filed by the Registrant [ X ]
  Filed by a Party other than the Registrant [    ]

  Check the appropriate box:

  [   ] Preliminary Proxy Statement
  [ X ] Definitive Proxy Statement
  [   ] Definitive Additional Materials
  [   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
        Sec. 240.14a-12


  A. T. Ohio Tax-Free Money Fund
  (Name of Registrant as Specified In Its Charter)



  Federated Investors
  (Name of Person(s) Filing Proxy Statement)


  Payment of Filing Fee  (Check the appropriate box):

  [   ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2).
  [   ] $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
  [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
        and 0-11.
  [ X ] Fee previously paid

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        4. Proposed maximum aggregate value of transaction:

        Set forth the amount on which the filing fee is calculated and state how it was determined.

  [   ] Check the box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        2) Form, Schedule or Registration Statement No.:
        3) Filing Party:
        4) Date File:


                         A.T. OHIO TAX-FREE MONEY FUND
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 1994


      A special meeting of the shareholders of A.T. OHIO TAX-FREE MONEY FUND (the "Trust") will be held at the offices of Society National Bank, Society Center, 127 Public Square, Cleveland, Ohio 44114, 21st Floor, at 2:00 p.m., February 24, 1994, for the following purposes:


     (1)To approve or disapprove a new Investment Advisory Contract between the Trust and Society Asset Management, Inc.;

     (2)To approve or disapprove an amendment of the Trust's fundamental investment limitation clarifying the Trust's ability to invest in all municipal bonds even though the interest of some bonds is included in the calculation of the federal alternative minimum tax;

     (3)To approve or disapprove amendments to the Trust's Declaration of Trust to permit the Trustees to make any future changes to the name of the Trust without Shareholder approval;

     (4)To elect a new Board of Trustees; and

     (5)To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Trustees have fixed December 30, 1993 as the record date for determination of shareholders entitled to vote at this special meeting.

                                                By Order of the Trustees
                                                   John W. McGonigle
                                                       Secretary

January 12, 1994

YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

A.T. OHIO TAX-FREE MONEY FUND


                                PROXY STATEMENT



      The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the February 24, 1994 special meeting of shareholders ("Special Meeting"). THE COST OF PREPARING AND MAILING THE NOTICE OF MEETING, THE PROXY CARD, THIS PROXY STATEMENT AND ANY ADDITIONAL PROXY MATERIAL IS BEING BORNE BY SOCIETY ASSET MANAGEMENT, INC., ("SAMI") THE TRUST'S "PRESENT ADVISER." Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust or of Society National Bank (the Trust's transfer agent), or Federated Administrative Services (the Trust's administrator). In the event that a shareholder signs and returns the proxy card but does not indicate a choice as to any of the items on the proxy card, the proxy attorneys will vote those shares in favor of such proposal(s).



      On December 30, 1993, the Trust had outstanding 304,280,776.37 shares of beneficial interest ("Shares"), each Share being entitled to one vote. Only shareholders of record at the close of business on December 30, 1993, will be entitled to notice of and to vote at the Special Meeting. One-fourth of the outstanding Shares of the Trust, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting.


      For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the election of Trustees will be determined on the basis of a percentage of votes cast at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve other matters may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.


      The Trust's Annual Report for the fiscal year ended August 31, 1993, forms a part of the Trust's Prospectus and has been previously distributed to shareholders. The Trust's executive offices are located on the 19th floor of the Federated Investors Tower, Liberty Avenue at Grant Street, Pittsburgh, Pennsylvania 15222-3779. The Special Meeting will be held at the offices of Society National Bank, 127 Public Square, Cleveland, Ohio, 21st Floor. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about January 12, 1994.


                                  INTRODUCTION


      This Special Meeting is called to approve or disapprove a new investment advisory contract between the Trust and SAMI (the "New Contract"); to approve or disapprove an amendment of the Trust's fundamental investment policy to remove the present limitation on the Trust's ability to purchase municipal instruments, the income from which is subject to Alternative Minimum Tax; and to approve or disapprove amendments to the Trust's Declaration of Trust to permit the Trustees to change to the name of the Trust without Shareholder approval; and to elect a new Board of Trustees.



      Consideration of a new investment advisory contract is being requested on account of the pending merger of KeyCorp and Society Corporation ("Society"). The resulting company of this merger will be known as Key Bancshares Inc. The proposed new investment advisory contract between the Trust and SAMI would take effect at the time the merger is consummated.


      Here are some of the factors you should consider in determining whether to approve the new investment advisory contract:

      your Board of Trustees has unanimously approved the new investment advisory contract;

      no change in the Trust's investment objective or investment policies will take place, other than as described herein;

      there will be no change in the fees payable by the Trust for advisory services; and

      the Board of Trustees has been advised that those persons currently responsible for providing investment advice to the Trust will continue to do so following the consummation of the merger.

                  APPROVAL OR DISAPPROVAL OF A NEW INVESTMENT
                       ADVISORY CONTRACT ("NEW CONTRACT")

      The Present Adviser, located at Society Center, 127 Public Square, Cleveland, Ohio 44114-1306, serves as investment adviser to the Trust pursuant to an investment advisory contract dated February 3, 1993 (the "Present Contract"). The Present Adviser is a wholly-owned subsidiary of Society National Bank, which in turn is a wholly owned subsidiary of Society, a bank holding company.


      On October 4, 1993, Society and KeyCorp signed a definitive Agreement and Plan of Merger ("Merger Agreement"). See "Proposed Merger of Society Corporation." Consummation of the transaction contemplated by the Merger Agreement (the "Merger") will cause the Present Adviser to become an indirect wholly owned subsidiary of the resulting company. To the extent the Merger might be deemed to result in a change in ownership of the Present Adviser, it would automatically terminate the Present Contract in accordance with its terms as required by the 1940 Act. Thus, although SAMI will remain the entity responsible for providing investment advisory services to the Trust following the Merger, approval of the New Contract by the shareholders of the Trust is being sought in order to avoid any possible issue with respect to provision of advisory services to the Trust.


      On November 17, 1993, the Trustees of the Trust, including a majority of the Trustees who are not interested Trustees, unanimously approved the New Contract with SAMI and directed that it be submitted to shareholders for their approval. The terms of the New Contract are identical in all material respects to the Present Contract, except for the effective date which, in the case of the New Contract, will be the date of the consummation of the Merger (the "Closing Date"). It is currently expected that the Closing Date will occur on or about March 1, 1994.

      Copies of the Present Contract and the New Contract appear as Exhibits A and B, respectively, to this proxy statement.


      The Present Contract was approved by the Board of Trustees, including a majority of the Trustees who are not interested Trustees, on November 12, 1992. Prior to the Present Contract, Society National
Bank had served as investment adviser to the Trust pursuant to a contract that was approved by shareholders on February 20, 1992. SAMI became the Present Adviser as part of a reorganization of the corporate structure through which Society National Bank provided investment management services to a variety of clients, including the Trust. This reorganization did not result in any change in the persons responsible for providing investment advice to the Trust. Society National Bank serves as the Trust's custodian and transfer agent and receives compensation for these services pursuant to separate contracts.


      As under the terms of the Present Contract, the New Contract provides that, subject to the direction of the Board of Trustees, SAMI will provide investment research, advice, management and supervision of the investments of the Trust and conducts a continuous program of investment evaluation and sale or other disposition and reinvestment of the Trust's assets. For its services, the SAMI is entitled to receive an annual investment advisory fee of.50 of 1% of the average daily net assets of the Trust.


      Both the Present Contract and the New Contract provide that the Trust shall pay all of its own expenses. These expenses include expenses of administrative personnel and services provided to the Trust by Federated Administrative Services at an annual rate as described in the Trust's prospectus. Both the Present Contract and the New Contract provide that the adviser may, from time to time, and for such periods as it deems appropriate, reduce its compensation by voluntarily limiting the expenses of the Trust. During the fiscal year ended August 31, 1993 the Present Adviser earned investment advisory fees of $1,298,426 and waived advisory fees in the amount of $265,632.


      If approved by shareholders at this Special Meeting, the New Contract will continue for two years after it takes effect, unless terminated, and may be continued from year to year thereafter by the Board of Trustees. The continuation of the New Contract must be approved by a majority vote of the Trustees, including a majority of the Trustees who are not interested Trustees, cast in person at a meeting called for that purpose. SAMI has the right, in any year, to notify the Trust in writing at least 60 days before the New Contract anniversary date, that it does not desire a renewal of the New Contract. The Trustees, or a majority of the outstanding voting shares of the Trust, may terminate the New Contract at any time without penalty by giving the SAMI 60 days' written notice. The New Contract may not be assigned by the SAMI and shall terminate automatically in the event of an assignment as defined in the 1940 Act. The New Contract provides that it may be amended by a vote of both a majority of the Trustees, including a majority of the Trustees who are not interested Trustees, and by the holders of a majority of the outstanding voting shares of the Trust.

      As does the Present Contract, the New Contract provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Contract, SAMI shall not be liable to the Trust or to any shareholder for any act or omission in the course of, or connected in any way with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

      Approval of the New Contract requires the affirmative vote of: (a) 67% or more of the shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less. If the New Contract is approved by shareholders and the Merger is consummated, the New Contract will be executed and become effective on the Closing Date. In the event the Merger is not consummated, the Present Contract will continue in accordance with its terms. If the Merger is consummated and if the New Contract is not approved by the shareholders of the Trust, the Board of Trustees will consider what actions should be taken, including but not limited to requesting that the Present Adviser perform investment advisory services at cost until a new investment advisory contract is approved by the shareholders.

      There are various conditions precedent to the consummation of the Merger including approval by the shareholders of Society Corporation and KeyCorp, and approval of regulatory authorities. Shareholders of the Trust are not being asked to vote on the Merger.

                     PROPOSED MERGER OF SOCIETY CORPORATION


      The terms of the Merger Agreement provide that upon consummation of the Merger of KeyCorp with and into Society each outstanding share of KeyCorp common stock will be converted into the right to receive 1.025 common shares of the resulting corporation, and each outstanding common share of Society will remain outstanding. The board of the resulting corporation will consist of 22 Directors, half of whom will be from the current board of Society and half of whom will be from the current board of KeyCorp. It is also anticipated that the affiliate banks and other subsidiaries of Society and KeyCorp will retain their current names for the foreseeable future. The resulting corporation will be headquartered in the Society Center complex in Cleveland, Ohio.


      The Trust has been advised that, after careful review and consideration, Society's Board of Directors determined that the terms of the Merger were fair to, and in the best interests of, Society and its shareholders. The Trust further has been advised that Society's board believes the Merger will provide significant value to all of its shareholders and, at the same time, enable holders of Society common shares to participate in the expanded opportunities for growth the Merger will make possible.


      Consummation of the Merger is subject to the satisfaction of certain conditions including the receipt of all necessary regulatory approvals and the approval by the shareholders of Society and KeyCorp of the Merger Agreement. The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Closing Date by the mutual consent of KeyCorp and Society or upon the occurrence of other events specified in the Merger Agreement. Completion of the Merger will occur as soon as practicable after satisfaction or waiver of the applicable conditions, which the parties anticipate will occur on or about March 1, 1994.


                TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

      The New Contract was unanimously approved by the Board of Trustees of the Trust including those Trustees who are not interested persons of the Trust as that term is defined in the 1940 Act, at a meeting held on November 17, 1993. By approving the New Contract, the Trustees have acted in what they believe to be the best interest of the shareholders of the Trust.

      In connection with the approval of the New Contract, the Trustees were advised by SAMI that those persons currently responsible for management of Trust assets will have similar responsibilities to the Trust subsequent to consummation of the Merger. The Trustees considered information relating to SAMI and the consolidated entity that would result from the Merger, including present capabilities and expertise in serving as investment adviser to the Trust, as well as to other investment companies, as noted below. They also considered the nature and quality of services provided by SAMI, the investment record of the Trust, comparative data as to the advisory fees and expenses, and such other information as the Trustees believed to be relevant. The Trustees also were advised that all mutual fund activities of the combined entities would be examined subsequent to consummation of the Merger in order to determine whether further efficiencies can be realized. The Trustees are unable to predict whether changes will be recommended which would materially impact Trust operations. The Trustees also considered the fact that no changes in the compensation payable to SAMI from the compensation paid to the Present Adviser were proposed. After consideration of these facts, the Trustees, including all Trustees who are not interested persons, concluded that SAMI is fully capable of performing the services contemplated by the New Contract and recommended that the New Contract be approved by the shareholders of the Trust.


      The 1940 Act provides that in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company such as the Trust, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the investment adviser or the predecessor adviser, and
(ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. Although it is not clear that this provision of the 1940 Act would be applied in connection with the proposed Merger, the Board of Trustees of the Trust has received assurances from SAMI that no "unfair burden" will be imposed on the Trust as a result of the proposed transaction.


                                    KEYCORP


     KeyCorp, a bank holding company, is a financial services company headquartered at One KeyCorp Plaza, Albany, New York, 12207. At June 30, 1993, KeyCorp had an asset base of $32 billion, with over 900 banking offices in New York, Alaska, Colorado, Idaho, Maine, Oregon, Utah, Washington, and Wyoming. KeyCorp's major business activities include providing traditional banking and associated financial services to consumer, business, and commercial markets. Its non-bank subsidiaries include securities brokerage, insurance, bank credit card processing, and leasing.



      KeyTrust, a wholly owned subsidiary of KeyCorp, acts as investment adviser to the Victory Funds, a family of mutual funds that includes money market funds similar to the Trust. The following schedule lists the advisory fees for each of the Victory Funds and their approximate net assets (in millions), in parentheses, as of September 30, 1993.



     .25 OF 1% OF AVERAGE DAILY NET ASSETS
          Victory U.S. Treasury Money Market Fund ($160)
          Victory Money Market Fund ($313)



     .40 OF 1% OF AVERAGE DAILY NET ASSETS
          Victory Shares Daily Tax-Free Income Fund (1.4)


     .45 OF 1% OF AVERAGE DAILY NET ASSETS
          Victory Short-Term Government Income Fund ($36)


     .55 OF 1% OF AVERAGE DAILY NET ASSETS
          Victory Government Bond Fund ($46)
          Victory Corporate Bond Fund ($39)
          Victory New York Municipal Fund ($2)
          Victory National Municipal Fund *



     .65 OF 1% OF AVERAGE DAILY NET ASSETS
          Victory Aggressive Growth Fund *
          Victory Equity Fund ($81)
          Victory Equity Income Fund*



* As of December 30, 1993, Fund has not commenced public offering of shares.


      The principal executive officers and directors of KeyCorp are:


          NAME               POSITION WITH KEYCORP.                       PRINCIPAL OCCUPATION
Victor J. Riley             Chairman, President,         (other affiliations: Director of Albany Medical Center;
                            Chief Executive Officer and  Director, New York Telephone Company; Knight of Malta;
                            Director                     formerly, President, New York State Bankers Association)

Gary R. Allen               Group Executive Vice
                            President, Chief Banking
                            Officer

Robert W. Bouchard          Executive Vice President,
                            Office of the Chairman and
                            Secretary

Michael A. Butler           Senior Vice President

Ralph M. Carestio, Jr.      Executive Vice
                            President

William H. Doherty          Group Executive Vice
                            President and Chief
                            Financial Officer

Walter V. Ferris            Executive Vice President
                            and General Counsel

Francis X. Hamilton         Senior Vice President

Leroy G. Irving             Senior Vice President and
                            Treasurer

John M. Lang                Executive Vice
                            President

Evelyn A. Morris            Senior Vice President

Maurice P. Shea             Executive Vice
                            President

Bruce E. Tofte              Executive Vice President
                            and Chief Control Officer

F. Jay Ward                 Executive Vice
                            President


William J. Agee             Director                     Chairman and Chief Executive Officer, Morrison Knudsen
                                                         Corporation.

Frank A. Augsbury           Director                     Chairman of the Board and Chief Executive Officer, The
                                                         Augsbury Organization, Inc.

H. Douglas Barclay          Director                     Partner, Hiscock & Barclay.

Robert H. Bischoff          Director                     Chairman of the Board, Key Bancshares of Utah, Inc.

Curtis M. Carlson           Director                     Retired Executive Vice President--Finance, KeyCorp.

Kenneth M. Curtis           Director                     President, Maine Maritime Academy; Partner, Curtis,
                                                         Thaxter, Stevens, Broder & Micoleau.

John C. Dimmer              Director                     President, Firs Management Corporation.

Lucie J. Fjeldstad          Director                     Vice President and General Manager, Multimedia, IBM
                                                         Corporation.

Henry S. Hemingway          Director                     President, Town & Country Life Insurance
                                                         Company.

Charles R. Hogan            Director                     Co-Chairman of the Board, Puget Sound Marketing Co.,
                                                         Inc.

Raymond E. Lavoie, Jr.      Director                     Retired Banker.

Robert A. Schumacher        Director                     Consultant for Georgia Pacific Corporation.

Ronald B. Stafford          Director                     Partner, Stafford, Trombley, Purcell, Lahtinin, Owens &
                                                         Curtin.

Peter G. Ten Eyck II        Director                     President, Indian Ladder Farms.

Nancy B. Veeder             Director                     President, Veeder Realty, Inc.; Partner, VR Associates
                                                         Ltd. d/b/a Residence Inn.

                          SOCIETY CORPORATION AND SAMI


      At June 30, 1993, Society Corporation had an asset base of approximately $26 billion, over 440 banking offices in Ohio, Florida, Indiana, and Michigan, and trust subsidiaries in Florida and Texas. Society Corporation's major business activities include providing traditional banking, trust, and associated financial services to consumer, business, and commercial markets. Its non-bank subsidiaries include securities brokerage, insurance, bank credit card processing, and leasing. Society National Bank is the lead affiliate bank of Society Corporation. Society National Bank and its affiliate banks, through their trust offices, provide administrative and investment management services for approximately $67 billion in trust assets including assets managed by SAMI.


      SAMI, an Ohio corporation organized on October 23, 1981, is a registered investment adviser under the Investment Advisers Act of 1940. SAMI manages assets of over $16 billion for numerous clients, including mutual funds, employee benefit plans, endowments, common trust funds, and individuals.


      SAMI's audited balance sheet as of December 31, 1992, along with its unaudited balance sheet as of November 30, 1993 appear as Exhibits C and D, respectively, to this proxy statement. SAMI has represented that, since the date of the unaudited balance sheet, there has been no material adverse change in its financial condition. Proxies solicited for the shareholders' meeting will not be voted for the approval of the proposal presented unless in the judgment of the Board of Trustees there has been no material adverse change in SAMI's financial condition between the date of the unaudited balance sheet and SAMI's most recent fiscal year ending prior to the meeting date.



      The following schedule lists the advisory fees for each mutual fund that is advised by SAMI, and their approximate net assets (in millions), in parenthesis, as of December 31, 1993.



     .35 OF 1% OF AVERAGE DAILY NET ASSETS
          Society Prime Obligations Fund ($699)
          Society U.S. Government Obligations Fund ($523)
          Society Tax-Exempt Fund ($217)
          Society International Growth Fund ($40) (sub-adviser)



     .50 OF 1% OF AVERAGE DAILY NET ASSETS
          A.T. Ohio Tax-Free Money Fund ($306)
          Society Limited-Term Income Fund ($87)
          Society U.S. Government Income Fund ($194)
          Financial Reserves Fund ($475)



     .60 OF 1% OF AVERAGE DAILY NET ASSETS
          Society Ohio Tax-Free Bond Fund ($53)
          Society Stock Index Fund ($48)



     .65 OF 1% OF AVERAGE DAILY NET ASSETS
          Society Diversified Stock Fund ($249)



     .75 OF 1% OF AVERAGE DAILY NET ASSETS
          Society Earnings Momentum Fund ($11)
          Society Intermediate Income Fund ($101)
          Society Investment Quality Bond Fund ($103)
          Society Ohio Regional Stock Fund ($34)



     1% OF AVERAGE DAILY NET ASSETS
          Society's Collective Investment Retirement Fund Balanced Fund ($40) Society's Collective Investment Retirement Fund Government Income Fund ($18)
          Society Balanced Fund ($83)
          Society Value Stock Fund ($157)
          Society Growth Stock Fund ($60)
          Society Special Value Stock Fund ($67)
          Society Special Growth Stock Fund ($28)


     The principal executive officers and directors of Society Corporation are:

                                   POSITION WITH
          NAME                 SOCIETY CORPORATION                        PRINCIPAL OCCUPATION
Robert W. Gillespie         Chairman of the Board and
                            Chief Executive Officer

Henry L. Meyer III          Vice Chairman of the Board
                            and Chief Banking Officer

Roger Noall                 Vice Chairman of the Board
                            and Chief Administrative
                            Officer

James W. Wert               Vice Chairman of the Board
                            and Chief Financial Officer

William G. Bares            Director                     President and Chief Operating Officer, The Lubrizol
                                                         Corporation

Edward F. Bell              Director                     Retired President, Ameritech Ohio

Albert C. Bersticker        Director                     President and Chief Executive Officer, Ferro Corporation

Thomas A. Commes            Director                     President and Chief Operating Officer, The
                                                         Sherwin-Williams Company

Howard J. Cooper            Director                     President, Howard Cooper, Inc.


Betty Cope                  Director                     President, WVIZ-TV


Allen H. Ford               Director                     Consultant

T. Raymond Gregory          Director                     Chairman of the Board and Chief Executive Officer,
                                                         Gregory Galvanizing & Metal Processing, Inc.


Jerry Hammes                Director                     Chairman of the Board and President, Romy Hammes, Inc.


                                   POSITION WITH
          NAME                 SOCIETY CORPORATION                        PRINCIPAL OCCUPATION
Stephen R. Hardis           Director                     Vice Chairman, Chief Financial and Administrative
                                                         Officer, Eaton Corporation

Lawrence A. Leser           Director                     President and Chief Executive Officer, the E.W. Scripps
                                                         Company

A. Stephen Martindale       Director                     President and Chief Executive Officer, The Kiemle-Harkins
                                                         Company


John G. McDonald            Director                     Retired President, BP Oil Company


Steven A. Minter            Director                     Director, The Cleveland Foundation

M. Thomas Moore             Director                     Chairman and Chief Executive Officer, Cleveland Cliffs
                                                         Inc.

John C. Morley              Director                     President and Chief Executive Officer, Reliance Electric
                                                         Company

Richard W. Pogue            Director                     Senior Partner, Jones, Day, Reavis and Pogue

James S. Reid, Jr.          Director                     Chairman of the Board and Chief Executive Officer, The
                                                         Standard Products Company

Harry A. Shaw, III          Director                     Chairman of the Board and Chief Executive Officer, Huffy
                                                         Corporation

Dennis W. Sullivan          Director                     Executive Vice President, Parker-Hannifin Corporation

Renold D. Thompson          Director                     Vice Chairman and Director, Oglebay Norton Company


                                 PORTFOLIO TRANSACTIONS

      All portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Subject to review by the Board of Trustees, the investment adviser makes decisions on and selects brokers or dealers for portfolio transactions. The Board of Trustees periodically reviews and monitors the investment adviser's performance. The purchase of money market instruments from and their sale to dealers are executed with recognized dealers in these money market instruments except when a better execution and price can be obtained elsewhere.

      The investment adviser may select brokers and dealers who, in addition to meeting the above requirements, also furnish brokerage and research services. These services may include advice as to the advisability of investing in securities, security analyses and reports, economic studies, industry studies, receipt of quotations for portfolio valuations and similar services. These services may be furnished either directly to the Trust, to the investment adviser, to advisers who are affiliates of the investment adviser or to accounts advised by those companies. The brokers and dealers who execute portfolio transactions selected for the above reasons may also sell shares of the Trust and certain other affiliated funds. The fact that a broker or dealer may sell shares of the Trust or any other fund is not a criterion used by the investment adviser in selecting a broker or dealer to execute portfolio transactions on behalf of the Trust.

      The investment adviser, in selecting brokers or dealers to execute portfolio transactions, exercises reasonable business judgment and determines in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided by such persons, viewed in terms of the overall responsibilities of the investment adviser and its affiliated companies with respect to the Trust itself and the other accounts to which they render investment advice. As a practical matter, the benefits inuring to these companies or accounts are not divisible. To the extent that the receipt of the above-described services may supplant services for which the investment adviser might otherwise have paid, it would, of course, tend to reduce its expenses. The same is true of services furnished to the Trust and in turn made available by the Trust to the investment adviser or its affiliates. The investment adviser does not lower its fee as a consequence of receiving such services.

               THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT
                  THE SHAREHOLDERS APPROVE THE NEW INVESTMENT
                               ADVISORY CONTRACT

                               ------------------

              TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE TRUST'S
              INVESTMENT LIMITATION CLARIFYING THE TRUST'S ABILITY
          TO INVEST IN ALL MUNICIPAL BONDS EVEN THOUGH THE INTEREST OF
            SOME BONDS IS INCLUDED IN THE CALCULATION OF THE FEDERAL
                            ALTERNATIVE MINIMUM TAX

      The Board of Trustees of the Trust, at its meeting on November 17, 1993, approved a proposal by SAMI to adopt an amendment to a fundamental investment limitation of the Trust to specify that the Trust is permitted to invest without limitation in certain municipal bonds the interest of which is included in the calculation of the federal alternative minimum tax.

      The federal regular income tax is the normal income tax that all taxpayers are accustomed to computing and paying each year. The alternative minimum tax ("AMT") is an alternative tax that is imposed when a taxpayer derives certain tax benefits resulting from tax-favored investments. The AMT was enacted by Congress to insure that all taxpayers pay some minimum amount of federal income tax. Taxpayers are required to compute their regular tax liability, then, if appropriate, their AMT, and pay the higher of the two. The AMT is equal to up to 28% of alternative minimum taxable income ("AMTI") for individuals and 20% for corporations. AMTI is regular taxable income adjusted for certain items of income and deduction and increased by tax preference items. A tax preference item is income which not otherwise included in the computation of the regular tax, or a deduction that is permitted in the regular tax calculation, but which must be added back to taxable income in the AMT calculation.

      The Trust's investment policies permit the Trust to invest in all types of municipal bonds. At the time the Trust was established, municipal bonds were not subject to any federal income taxes, and the Trustees intended to permit the Trust to purchase all types of municipal bonds within stated quality and maturity restrictions. However, with the adoption of the Tax Reform Act of 1986 ('TRA"), certain municipal bonds are now subject to the AMT. Therefore, the Trustees of the Trust are proposing to amend the investment limitation of the Trust to expressly state that the Trust may purchase all municipal bonds the interest of which is exempt from federal regular income tax, even though the interest from some of the bonds is now a tax preference item included in the calculation of the AMT. In making this proposal, the Adviser has considered the fact that municipal instruments, the income from which would be subject to AMT, often pay a higher interest rate than comparable non-AMT instruments, and that very few taxpayers actually pay the AMT. It believes that the yield advantage offered by AMT instruments , along with an increase in the supply of securities eligible for purchase by the Trust, would be generally beneficial to all shareholders, and that increasing the Trust's AMT investments is not expected to adversely affect many, if any, shareholders.

      Before the enactment of the TRA, there were only ten tax preference items included in the AMT calculation which almost exclusively affected only taxpayers with large capital gains and taxpayers who participated in corporate incentive stock option plans or who invested in real estate, oil and gas drilling, and other tax shelter activities which produced one or more of the ten tax preference items.

      The TRA divided municipal bonds into two categories, "public purpose bonds" and "private activity bonds," and designated the interest from private activity bonds as a tax preference item in the AMT calculation. Public purpose bonds are municipal bonds issued to finance roads, schools, libraries, prisons, and other public facilities. The interest income from these bonds will remain completely exempt from both federal regular income tax and individual AMT. Private activity bonds are issues for which at least 10% of either the proceeds or debt service are respectively used or paid by a non-governmental entity. Examples of private activity bonds include corporate industrial development revenue bonds, airport bonds, student loan revenue bonds, and housing revenue bonds. Pursuant to the TRA, the interest income from private activity bonds issued after August 7, 1986, is considered to be a tax preference item in the calculation of the AMT, although such interest will continue to be exempt from the calculation of federal regular income tax. When the Trust invests in private activity bonds, it is required to designate the portion of its dividend which consists of the interest from these bonds as a tax preference item. Shareholders, both individual and corporate, who are subject to the AMT are then required to include the designated amount of the Trust's dividends in their AMT calculations.

      In the case of corporate shareholders of the Trust, all dividends of the Trust which represent interest on municipal bonds will be included as an additional tax preference item of the corporate alternative minimum tax calculation in taxable years of the shareholder because the dividends will be included in adjusted current earnings. The corporate minimum tax treats 75% of the excess of the taxpayers adjusted current earnings over its AMTI (with certain adjustments) as a tax preference item.

      Although having preference items such as private activity bond interest does not automatically cause additional tax liability, private activity bond interest, as a factor in the AMT calculation, may combine with other preferences and adjustments in the circumstances of a particular shareholder to require payment of AMT which would not have been payable under prior law. In these cases, only because of the operation of the AMT, the income of the Trust would not be entirely exempt from federal income tax.

      The Trust's investment policies permit the Trust to invest in all types of municipal bonds, including those subject to the AMT. The current investment limitation, however, effectively limits the Trust's ability to purchase AMT municipal bonds. It is proposed that the present investment limitation of the Trust, which states that the Trust will not:

     "invest its assets so that less than 80% of its annual interest income is exempt from federal income and Ohio taxes."

be amended to read as follows:

     "invest its assets so that less than 80% of its annual interest income is exempt from federal regular income and Ohio taxes."

      By stating that the Trust invests to provide income exempt only from federal regular income tax, the amended investment policy would expressly permit the Trust to purchase, without limitation, private activity bonds, the interest of which is included in the calculation of the federal AMT. If the proposed amendment is not approved by shareholders, the Trust will continue to invest its assets so that not more than 20% of its annual interest income is subject to the federal AMT.

      Shareholder approval of the proposed amendment to the investment objective and policies requires the affirmative vote of: (a) 67% or more of the shares present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares, whichever is less.

             THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE
               SHAREHOLDERS APPROVE THE AMENDMENT TO THE TRUST'S
       INVESTMENT LIMITATION CLARIFYING THE TRUST'S ABILITY TO INVEST IN
         ALL MUNICIPAL BONDS EVEN THOUGH THE INTEREST OF SOME BONDS IS
             INCLUDED IN THE CALCULATION OF THE FEDERAL ALTERNATIVE
                                  MINIMUM TAX

                               ------------------

              TO APPROVE OR DISAPPROVE AN AMENDMENT TO THE TRUST'S
         DECLARATION OF TRUST TO PERMIT THE TRUSTEES TO MAKE ANY FUTURE
              CHANGES TO THE NAME OF THE TRUST WITHOUT SHAREHOLDER
                                    APPROVAL

      If the foregoing amendment to the Trust's investment limitation is approved, it would be necessary for the Trust's name to be changed from "A.T. Ohio Tax-Free Money Fund" to remove the reference to "Tax-Free" in order to reflect the Trust's amended investment policy. Because of this, the Trustees are asking the shareholders to approve a change to the Trust's Declaration of Trust to permit the Trustees to make changes to the Trust's name without shareholder approval. If the proposed change to the Declaration is approved, the Trustees will change the name of the Trust to substitute "Municipal" for "Tax-Free," and to make any other changes that would be appropriate.


      The Board of Trustees of the Trust, at its meeting on November 17, 1993, unanimously approved an amendment to the Trust's Declaration of Trust to permit the Trustees to change the name of the Trust without Shareholder approval.



      In considering the proposed amendment to allow the Trustees to make name changes without shareholder approval, the Trustees considered various factors, including the expense of calling and holding shareholder meetings in the future for that purpose. Any name change that the Trustees would select without shareholder approval would not change the emphasis of the portfolio and, therefore, would not have an impact on shareholders.



      In the event that the amendment is not approved by shareholders, this section of the Declaration of Trust will remain as it currently exists and the Trustees will consider what action, if any, should be taken, including (in the event that shareholders approve the change to the Trust's policy on AMT instruments) continuing the current practice of limiting investment in AMT instruments, as described above. Approval requires the affirmative vote of: (a) 67% or more of the Shares of the Trust present at the Special Meeting, if the holders of more than 50% of the outstanding Shares of the Trust are present or represented by proxy; or (b) more than 50% of the outstanding Shares of the Trust, whichever is less.



              THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
           APPROVE THE AMENDMENT TO THE TRUST'S DECLARATION OF TRUST
             TO PERMIT THE TRUSTEES TO CHANGE THE NAME OF THE TRUST
                          WITHOUT SHAREHOLDER APPROVAL


                               ------------------

                              ELECTION OF TRUSTEES


      The Trust is managed by a Board of Trustees, which is responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the shareholders. As of the date of this proxy statement, the Board (the "Present Board") consists of eleven Trustees (the "Present Trustees"). With the exception of John T. Conroy, Jr. and Peter E. Madden, all of the Present Trustees have served in that capacity continuously since July 25, 1984 and Messrs. Conroy and Madden have served as Trustees since August 21, 1991, the date of their appointment to the Present Board by the Present Trustees.



      As a result of the pending merger of KeyCorp with Society Corporation, a number of diverse mutual fund families, each with different sets of service providers and Boards of Trustees, will be brought together under the new resulting bank holding company. The Board of Trustees recently approved a proposal for the appointment of a new board that would serve in place of the Present Trustees, subject to approval by shareholders of the Trust.


      It is proposed that the new board consist of the five people (the "Nominees") who currently serve as the Trustees of Financial Reserves Fund ("FRF"), which is another mutual fund advised by the Adviser and distributed by the Trust's principal underwriter. Implementation of this proposal is expected to result in immediate efficiencies in conducting the affairs of both the Trust and FRF, particularly with respect to fund operations and governance.


      While the Present Trustees have proposed that the Nominees succeed the Present Board (subject to shareholder approval), the Present Trustees, as of the date of this proxy statement, have not considered any changes in the service providers to the Trust other than those discussed elswhere in this proxy statement.



      The Present Trustees have nominated the five Nominees listed below to serve as Trustees and to manage the Trust's affairs, subject to shareholder election at the Special Meeting. The Present Trustees are currently serving as Trustees and will continue to serve in their present capacities until the results of the shareholder vote at the Special Meeting are certified and recorded. The Nominees can not act until elected to serve as Trustees by the shareholders at the Special Meeting. Assuming that the Nominees are elected at the Special Meeting, the Present Trustees will submit their resignations upon the recording of the results of the shareholder vote, and the Nominees will then become Trustees. In the event that the shareholders do not elect the Nominees at the Special Meeting, the Present Trustees will continue to serve in their current capacities, and will consider what action, if any, should be taken.


      At the Special Meeting, votes will be taken on the election of the Nominees to serve as Trustees of the Trust to hold office until the election and qualification of their successors. None of the Nominees is related to one another. None of the Nominees is presently serving as a Trustee of the Trust. As described above, each of the Nominees currently serves as a trustee of Financial Reserves Fund. All of the Nominees have consented to serve if elected at the Special Meeting. The Nominees will be elected by a plurality of votes cast at the Special Meeting.

                                  THE NOMINEES

      The Nominees for election as Trustees are listed below with their principal occupations for the past five years, and present positions, including any affiliation with the Adviser or its subsidiaries, Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, or the Funds (as such term is defined in the section entitled "The Present Trustees and Officers" of this proxy statement). The address of each of the Nominees is c/o Squire, Sanders & Dempsey, 4900 Society Center, 127 Public Square, Cleveland, Ohio 44114, Attention: Jeffrey Margulies, Esq.


                                                PRINCIPAL OCCUPATIONS DURING THE PAST
          NAME                                       FIVE YEARS AND AFFILIATIONS                                 AGE

James H. Bodurtha*        Chairman and Chief Executive Officer, China Enterprise Management Corporation;              49
                          Partner in the law firm of Squire, Sanders & Dempsey (1980-1993); and Trustee,
                          Financial Reserves Fund (1991).


Edward P. Campbell        Vice President of Nordson Corporation (manufacturer of application equipment,               44
                          1988); Vice President of Finance of BP America, Inc. (oil company, August
                          1987-April 1988); Vice President of Finance of The Standard Oil Company (August
                          1986-July 1987); Vice President of Acquisitions and Divestitures of The Standard
                          Oil Company (May-July 1986); Vice President of Retail Sales of Sohio Oil Company
                          (Sept. 1985-April 1986); member of the Supervisory Committee of Society's
                          Collective Investment Retirement Fund (1987); and Trustee, Financial Reserves
                          Fund (1991).

James E. Gulick           Adjunct Professor, MBA Program, Baldwin-Wallace College (1991); Executive                   59
                          Director of Cleveland Commission on Higher Education (September 1990-July 1992);
                          various Senior Officer positions with Brush Wellman Inc. (beryllium products, electronics and equipment components, 1979-1990) including Vice President,
                          Planning and Administration (1987-1990), President of Equipment Components Group
                          (1984-1987), President, S. K. Wellman Co. (1985-1987); member of the Supervisory
                          Committee of Society's Collective Investment Retirement Fund (1991); and Trustee,
                          Financial Reserves Fund (1991).


Harald Miller             Principal of Barnes, Wendling, Cook & O'Connor, Inc. (Certified Public                      64
                          Accountants, 1992); President of Harald Miller, Inc. (Certified Public
                          Accounting, 1989-1992); Principal of Miller, Miller & Haney, Inc. (Certified
                          Public Accounting 1973-1989); member of the Supervisory Committee of Society's
                          Collective Investment Retirement Fund (1987); and Trustee, Financial Reserves
                          Fund (1991).


Thomas F. Morrissey       Associate Dean of Weatherhead School of Management, Case Western Reserve                    60
                          University (1989); Professor of Banking and Finance of Weatherhead School of
                          Management, Case Western Reserve University (1970-1989); member of the
                          Supervisory Committee of Society's Collective Investment Retirement Fund (1987);
                          and Trustee, Financial Reserves Fund (1991).

- ---------
* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

      The Nominees own less than 1% of the Trust's outstanding shares.

      The Present Board is comprised of eleven Trustees, two of whom are deemed to be "interested persons" of the Trust as defined in the Act. If the Nominees are elected, the Trust's Board will be comprised of four non-interested Trustees and one interested Trustee. The Present Board met four times during the fiscal year ended August 31, 1993, and each of the Present Trustees attended all of the Board meetings. It is anticipated that the Nominees, upon being elected Trustees, will meet at least four times a year at regularly scheduled meetings. The committees, organization and activities of the Present Board are described in the section entitled "The Present Trustees and Officers" in this proxy statement. The Nominees have not yet made any decision with respect to whether to delegate responsibilities to similar committees.


      If the Nominees are elected, it is anticipated that there will be associated changes in the officers of the Trust. Specifically, it is expected that the following persons will be nominated to the offices set opposite his name. Each of the proposed officers currently serves as an officer of the Trust, although in some cases in a different capacity.


     Edward C. Gonzales.............................President and Treasurer

     Jeffrey W. Sterling.............Vice President and Assistant Treasurer

     Jay S. Neuman................................................Secretary

     S. Elliott Cohan...................................Assistant Secretary


      If any Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxies will be cast for a substitute candidates by the persons named therein, or their substitutes, present and acting at the Special Meeting. The Present Trustees have no reason to believe that any Nominee will become unavailable for election as a Trustee.


      The Trust's annual report for the year ended August 31, 1993 has previously been furnished to the shareholders.

                 THE PRESENT BOARD OF TRUSTEES RECOMMENDS THAT
                        SHAREHOLDERS ELECT THE NOMINEES

                               ------------------

                   THE PRESENT BOARD OF TRUSTEES AND OFFICERS

      The Present Trustees and officers are listed with their addresses, principal occupations, and present positions, including any affiliation with Federated Investors, Federated Securities Corp., Federated Services Company, Federated Administrative Services, and the Funds (as defined below).

                                                 PRINCIPAL OCCUPATIONS DURING THE PAST
           NAME                                  FIVE YEARS, AFFILIATIONS AND ADDRESS*                           AGE
John F. Donahue\*            Chairman and Trustee, Federated Investors; Chairman and Trustee, Federated               69
Chairman and Trustee         Advisers, Federated Management, and Federated Research; Director, AEtna Life
                             and Casualty Company; Chief Executive Officer and Director, Trustee, or
                             Managing General Partner
                             of the Funds; formerly, Director, The Standard Fire Insurance
                             Company.

John T. Conroy, Jr.          President, Investment Properties Corporation; Senior Vice President, John R.             56
Trustee                      Wood and Associates, Inc., Realtors; President, Northgate Village Development
                             Corporation; General Partner or Trustee in private real estate ventures in
                             Southwest Florida; Director, Trustee, or Managing General Partner of the
                             Funds; formerly, President, Naples Property Management, Inc.

William J. Copeland          Director and Member of the Executive Committee, Michael Baker, Inc.; Director,           75
Trustee                      Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and
                             Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.

James E. Dowd                Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee,           71
Trustee                      or Managing General Partner of the Funds; formerly, Director, Blue Cross of
                             Massachusetts, Inc.

Lawrence D. Ellis, M.D.      Hematologist, Oncologist, and Internist, Presbyterian and Montefiore                     61
Trustee                      Hospitals; Clinical Professor of Medicine and Trustee, University of
                             Pittsburgh; Director, Trustee, or Managing General Partner of the Funds.

Edward L. Flaherty, Jr.\     Attorney-at-law; Partner, Meyer and Flaherty; Director, Eat'N Park                       69
Trustee                      Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee,
                             or Managing General Partner of the Funds; formerly, Counsel, Horizon
                             Financial, F.A., Western Region.

Peter E. Madden              Consultant; State Representative, Commonwealth of Massachusetts; Director,               51
Trustee                      Trustee, or Managing General Partner of the Funds; formerly, President, State
                             Street Bank and Trust Company and State Street Boston Corporation and Trustee,
                             Lahey Clinic Foundation, Inc.

Gregor F. Meyer              Attorney-at-law; Partner, Meyer and Flaherty; Chairman, Meritcare, Inc.;                 67
Trustee                      Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General
                             Partner of the Funds; formerly, Vice Chairman, Horizon Financial, F.A.

Wesley W. Posvar             Professor, Foreign Policy and Management Consultant; Trustee, Carnegie                   68
Trustee                      Endowment for International Peace, RAND Corporation, OnLine Computer Library
                             Center, Inc., and U.S. Space Foundation; Chairman, Czecho Slovak Management
                             Center; Director, Trustee, or Managing General Partner of the Funds; President
                             Emeritus, University of Pittsburgh; formerly, Chairman, National Advisory
                             Council for Environmental Policy and Technology.

Marjorie P. Smuts            Public relations/marketing consultant; Director, Trustee, or Managing General            58
Trustee                      Partner of the Funds.

Glen R. Johnson*             Trustee, Federated Investors; President and/or Trustee of some of the Funds;             64
President and Trustee        staff member, Federated Securities Corp. and Federated Administrative
                             Services.

- ---------

* This Trustee is deemed to be an "interested person" of the Trust as defined in the Investment Company Act of 1940.

\ Member of the Trust's Executive Committee. The Executive Committee of the
  Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.


      "The Funds" and "Funds" mean the following investment companies: A. T. Ohio Tax-Free Money Fund; American Leaders Fund, Inc.; Annuity Management Series; Automated Cash Management Trust; Automated Government Money Trust; The Boulevard Funds; California Municipal Cash Trust; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; FT Series, Inc.; Federated ARMs Fund; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated Growth Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Intermediate Government Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Intermediate Government Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated U.S. Government Bond Fund; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc.--1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Mark Twain Funds; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; New York Municipal Cash Trust; 111 Corcoran Funds; The Planters Funds; Portage Funds; RIMCO Monument Funds; The Shawmut Funds; Short-Term Municipal Trust; Signet Select Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trademark Funds; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations.



      During the fiscal year ended August 31, 1993, there were four meetings of the Board of Trustees. The Trustees who are not interested persons of the Trust as a group received fees totaling $11,538. The interested Trustees do not receive fees from the Trust. All Trustees were reimbursed for expenses for attendance at the meeting.


      Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board in fulfilling its duties relating to the Trust's accounting and financial reporting practices and to serve as a direct line of communication between the Board and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

      Messrs. Flaherty, Copeland, and Dowd serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended August 31, 1993, there were five meetings of the Audit Committee. All of the members of the Audit Committee were present at the meetings. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

      The executive officers of the Trust are elected annually by the Board of Trustees. Each officer holds the office until qualification of his successor. The names and ages (in parentheses) of the executive officers of the Trust who are not listed above under "Election of Trustees" and their principal occupations during the last five years are as follows: J. Christopher Donahue
(44), Vice President of the Trust; is President and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Administrative Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust. Richard B. Fisher (70), Vice President of the Trust is Executive Vice President and Trustee, Federated Investors; President and Director, Federated Securities Corp.; President or Vice President of the Funds; Director or Trustee of some of the Funds. Edward C. Gonzales (63), Vice President and Treasurer of the Trust; is Vice President, Treasurer and Trustee, Federated Investors; Vice President and Treasurer, Federated Advisers, Federated Management, and Federated Research; Executive Vice President, Treasurer and Director, Federated Securities Corp.; Chairman, Treasurer, and Director, Federated Administrative Services, Inc.; Trustee, Liberty U.S. Government Money Market Trust; Vice President and Treasurer of the Funds. John W. McGonigle (55), Vice President and Secretary of the Trust; is Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Vice President, Secretary, and Trustee, Federated Advisers, Federated Management, and Federated Research; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; Executive Vice President and Director, Federated Securities Corp.; Vice President and Secretary of the Funds. John A. Staley, IV (50), Vice President of the Trust; is Vice President and Trustee, Federated Investors; Executive Vice President, Federated Securities Corp.; President and Trustee, Federated Advisers, Federated Management, and Federated Research; Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds; formerly, Vice President, The Standard Fire Insurance Company and President of its Federated Research Division. Messrs. Fisher, McGonigle, and Staley have been officers of the Trust since August 23, 1984.

      Officers and Trustees own less than 1% of the Trust's outstanding shares.


      Federated Administrative Services is the Trust's administrator. For the fiscal year ended August 31, 1993, administrative fees were $324,378.



      In addition, John A. Staley, IV, an officer of the Trust, holds approximately 15% of the outstanding common stock and serves as a Director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services and Federated Administrative Services, Inc. For the fiscal year ended August 31, 1993, Federated Administrative Services, paid approximately $162,140 for services provided by Commercial Data Services, Inc. to a number of investment companies, including the Trust.


      Federated Securities Corp., the principal underwriter for the Trust, and Federated Administrative Services are both wholly-owned subsidiaries of Federated Investors. Their address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.


           OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY



      While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named therein, or their substitutes, present and acting at the Special Meeting.



      If at the time any session of the Special Meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment.



      As of December 30, 1993, Society National Bank held of record, on behalf of numerous trust, custody and individual accounts, 186,582,068.48 Shares (61.3%) of the Trust.


      If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

                                                By Order of the Trustees
                                                   John W. McGonigle
January 12, 1994                                       Secretary

                                                                       EXHIBIT A

                              ("PRESENT CONTRACT")
                         A.T. OHIO TAX-FREE MONEY FUND
                          INVESTMENT ADVISORY CONTRACT

      This Contract is made between SOCIETY ASSET MANAGEMENT, INC., a registered investment adviser having its principal place of business in Cleveland, Ohio (hereinafter referred to as "Adviser"), and A.T. OHIO TAX-FREE MONEY FUND, a Massachusetts Business Trust having its principal place of business in Pittsburgh, Pennsylvania (hereinafter referred to as the "Fund") and is based on the following premises:

          (a) That the Fund is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission;

          (b) That Adviser is authorized to engage in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. The Fund hereby appoints Adviser as investment adviser and Adviser accepts the appointment. Subject to the direction of the Trustees of the Fund, Adviser shall provide investment research and supervision of the investments of the Fund and conduct a continuous program of investment, evaluation and of appropriate sale or other disposition and reinvestment of the Fund portfolio.

      2. Adviser, in its supervision of the investments of the Fund will be guided by the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Fund and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

      3. The Fund shall pay all of its expenses, including, without limitation, the expenses of organizing the Fund and continuing the Fund's existence; fees and expenses of Trustees and officers of the Fund; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Fund and its shares under Federal and State laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders; expenses of registering, licensing or other authorization of the Fund as a broker-dealer and of its officers as agents and salesmen under Federal and State laws and regulations; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of share certificates), purchase, repurchase and redemption of shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such non recurring items as may arise, including all losses and liabilities incurred in administering the Fund. The Fund will also pay extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

      4. For all services rendered by Adviser hereunder, the Fund shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to .50% of the average daily net assets of the Fund. Such fee shall be accrued and paid daily at the rate of 1/365th of .50% of the daily net assets of the Fund.

      5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of the Fund) to the extent that the Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      6. The term of this Contract shall begin on the date of its execution and shall continue in effect through March 16, 1994, and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of Trustees of the Fund, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Fund) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation.

      7. Notwithstanding any provision in this Contract, it may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on sixty
(60) days' written notice to the Adviser.

      8. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under this contract on the part of Adviser, Adviser shall not be liable to the Fund or any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

      10. This Contract may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Fund, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Fund.

      11. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations assumed by the Fund pursuant to this Contract be limited in any case to the Fund and its assets and Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund, the Trustees, officers, employees or agents of the Fund, or any of them.

      12. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      IN WITNESS WHEREOF, the parties have caused this Contract to be executed on their behalf by their duly authorized officers and their seals to be affixed hereto this 3rd day of February, 1993.

             Attest:                              SOCIETY ASSET MANAGEMENT, INC.

       /s/ STACY L. BAUER                              By:/s/ JAMES R. KIRK
       Assistant Secretary

             Attest:                               A.T. OHIO TAX-FREE MONEY FUND

      /s/ JOHN M. MCGONIGLE                           By:/s/ JOHN F. DONAHUE
            Secretary                                        Chairman

                                                                       EXHIBIT B

                                ("NEW CONTRACT")
                         A.T. OHIO TAX-FREE MONEY FUND
                                    FORM OF
                          INVESTMENT ADVISORY CONTRACT

      This Contract is made between SOCIETY ASSET MANAGEMENT, INC., a registered investment adviser having its principal place of business in Cleveland, Ohio (hereinafter referred to as "Adviser"), and A.T. OHIO TAX-FREE MONEY FUND, a Massachusetts Business Trust having its principal place of business in Pittsburgh, Pennsylvania (hereinafter referred to as the "Fund") and is based on the following premises:

          (a) That the Fund is an open-end management investment company as that term is defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission;

          (b) That Adviser is authorized to engage in the business of rendering investment advisory and management services.

      NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. The Fund hereby appoints Adviser as investment adviser and Adviser accepts the appointment. Subject to the direction of the Trustees of the Fund, Adviser shall provide investment research and supervision of the investments of the Fund and conduct a continuous program of investment, evaluation and of appropriate sale or other disposition and reinvestment of the Fund portfolio.

      2. Adviser, in its supervision of the investments of the Fund will be guided by the Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Fund and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

      3. The Fund shall pay all of its expenses, including, without limitation, the expenses of organizing the Fund and continuing the Fund's existence; fees and expenses of Trustees and officers of the Fund; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto; expenses of registering and qualifying the Fund and its shares under Federal and State laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders; expenses of registering, licensing or other authorization of the Fund as a broker-dealer and of its officers as agents and salesmen under Federal and State laws and regulations; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of share certificates), purchase, repurchase and redemption of shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues and such non recurring items as may arise, including all losses and liabilities incurred in administering the Fund. The Fund will also pay extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings and claims and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors and agents with respect thereto.

      4. For all services rendered by Adviser hereunder, the Fund shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to .50% of the average daily net assets of the Fund. Such fee shall be accrued and paid daily at the rate of 1/365th of .50% of the daily net assets of the Fund.

      5. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of the Fund) to the extent that the Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

      6. The term of this Contract shall begin on the date of its execution and shall continue in effect for two years from its execution, and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of Trustees of the Fund, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Fund) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation.

      7. Notwithstanding any provision in this Contract, it may be terminated at any time, without the payment of any penalty, by the Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund on sixty
(60) days' written notice to the Adviser.

      8. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

      9. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under this contract on the part of Adviser, Adviser shall not be liable to the Fund or any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

      10. This Contract may be amended at any time by agreement of the parties, provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Fund, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Fund) cast in person at a meeting called for that purpose, and by the holders of a majority of the outstanding voting securities of the Fund.

      11. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations assumed by the Fund pursuant to this Contract be limited in any case to the Fund and its assets and Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund, the Trustees, officers, employees or agents of the Fund, or any of them.

      12. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

      IN WITNESS WHEREOF, the parties have caused this Contract to be executed on their behalf by their duly authorized officers and their seals to be affixed
hereto this        day of                , 1994.

            Attest:                              SOCIETY ASSET MANAGEMENT, INC.

                                                               By:
           Secretary

            Attest:                               A.T. OHIO TAX-FREE MONEY FUND

                                                               By:
           Secretary

                                                                       EXHIBIT C

                                 BALANCE SHEET
                         SOCIETY ASSET MANAGEMENT, INC.
                               DECEMBER 31, 1992

- --------------------------------------------------------------------------------

                                     ASSETS

Cash and cash equivalent...........................................................................  $     244,038
Marketable securities available for sale (market value: $977,421)..................................        950,628
Equipment, net of accumulated depreciation.........................................................         46,285
Fees receivable....................................................................................         59,403
Accrued interest...................................................................................         13,926
Receivable from Society Corporation................................................................        192,130
Deferred income taxes..............................................................................         72,053
Other assets.......................................................................................         12,268
                                                                                                     -------------
               TOTAL ASSETS........................................................................  $   1,590,731
                                                                                                     -------------
                                                                                                     -------------
                                                   LIABILITIES
Accrued incentive compensation.....................................................................  $     175,000
Other accrued liabilities..........................................................................         73,308
                                                                                                     -------------
               TOTAL LIABILITIES...................................................................        248,308
                                               STOCKHOLDER'S EQUITY
Common stock--no par value; 500 shares authorized issued and outstanding...........................        351,670
Retained earnings..................................................................................        990,753
                                                                                                     -------------
               TOTAL STOCKHOLDER'S EQUITY..........................................................      1,342,423
                                                                                                     -------------
               TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY..........................................  $   1,590,731
                                                                                                     -------------
                                                                                                     -------------

                     See notes to the financial statement.

                          NOTES TO FINANCIAL STATEMENT
                         SOCIETY ASSET MANAGEMENT, INC.
                               DECEMBER 31, 1992

- --------------------------------------------------------------------------------

NOTE A--ORGANIZATION AND DESCRIPTION OF BUSINESS

Society Asset Management, Inc. (the "Company"), is a wholly-owned subsidiary of Society National Bank (the "Bank"), which is a wholly-owned subsidiary of Society Corporation ("Society"). Prior to September 1992, the Company was known as SeaGate Capital Management Company. The Company was formed to conduct business as a registered investment advisor pursuant to the Investment Advisors Act of 1940.

On March 16, 1992, Society consummated a merger with Ameritrust Corporation which was accounted for using the pooling of interests method of accounting. The Ameritrust investment advisor subsidiary, Ameritrust Securities Corp. ("ASC"), was merged with and into the Company on December 1, 1992. The merger with ASC was accounted for at historical cost in a manner similar to that in pooling of interests accounting.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company conform with generally accepted accounting principles. The following is a summary of the Company's significant accounting policies.

Fee Income Recognition: Fee income is recognized as earned over the contractual period as stipulated in the investment advisory contract.

Marketable Securities: Marketable securities, which consist principally of United States Treasury Notes, are valued at the lower of aggregate cost or market value.

Equipment: Equipment is stated at cost less accumulated depreciation. Provision for the depreciation of equipment is determined using the straight-line method over the estimated useful lives of the respective assets.

Income Taxes: The Company is included in the consolidated tax return of Society Corporation. Society's policy under its tax sharing agreement is to allocate income taxes to its subsidiaries on a separate-return basis, which includes any tax credit or carryovers and carrybacks subject to recognition of such items on a consolidated basis. Deferred income taxes relate primarily to accrued incentive compensation and accrued pension liabilities. Effective January 1, 1992 Society and all related subsidiaries prospectively adopted SFAS No. 109, "Accounting for Income Taxes." The adoption of this new standard did not have a material impact on the Company's financial condition.

Cash Equivalents: The Company's policy is to treat all of its short-term highly liquid investments, with a maturity of three months or less as cash equivalents.

                          NOTES TO FINANCIAL STATEMENT
                         SOCIETY ASSET MANAGEMENT, INC.
                               DECEMBER 31, 1992

- --------------------------------------------------------------------------------

NOTE C--RELATED PARTY TRANSACTIONS

A significant portion of the Company's expenses are the result of allocations or billings from Society and its subsidiaries. The allocation of such costs are based on management's estimate of the Company's proportionate share of related costs. In the opinion of the Company's management, such allocations are reasonable.

Substantially all of the Company's employees are eligible for benefits under a non-contributory retirement plan and a stock purchase and savings plan established by Society. Costs related to the plans incurred by Society on behalf of the Company's employees are allocated to the Company and are included in the allocations described above.

                         REPORT OF INDEPENDENT AUDITORS

Board of Directors
Society Asset Management, Inc.

We have audited the accompanying balance sheet of Society Asset Management, Inc. as of December 31, 1992. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Society Asset Management, Inc. at December 31, 1992, in conformity with generally accepted accounting principles.

                                                           ERNST & YOUNG

February 26, 1993


                                                                       EXHIBIT D

                           BALANCE SHEET (UNAUDITED)
                 SOCIETY ASSET MANAGEMENT, INC. AND SUBSIDIARY
                               NOVEMBER 30, 1993

ASSETS
Cash and cash equivalents.........................................................................  $    2,446,696
     Marketable securities available for sale.....................................................         600,611
     Investment in mutual funds...................................................................         325,001
     Equipment and leasehold improvements
     net of accumulated depreciation..............................................................         239,576
     Fees receivable..............................................................................         285,121
     Accrued interest.............................................................................           9,660
     Receivable from Society Corporation..........................................................       1,022,715
     Goodwill.....................................................................................      11,479,241
     Deferred income taxes........................................................................         107,954
     Other assets.................................................................................         124,306
                                                                                                    --------------
               Total Assets.......................................................................  $   16,640,881
                                                                                                    --------------
                                                                                                    --------------
LIABILITIES
     Deferred fee income..........................................................................  $      619,215
     Accrued taxes................................................................................         812,298
     Accrued incentive compensation...............................................................         564,278
     Other accrued liabilities....................................................................         682,285
                                                                                                    --------------
               Total Liabilities..................................................................       2,678,076
STOCKHOLDER'S EQUITY
     Common stock--no par value; 500 shares authorized, issued and outstanding....................         350,000
     Paid in capital..............................................................................      11,501,670
     Retained earnings............................................................................       2,111,135
                                                                                                    --------------
               Total Stockholder's Equity.........................................................      13,962,805
                                                                                                    --------------
               Total Liabilities and
               Stockholder's Equity...............................................................  $   16,640,881
                                                                                                    --------------
                                                                                                    --------------

NOTE: In October 1993, Society Asset Management, Inc. completed its acquisition of Schaenen Wood & Associates, Inc. ("SWA"), a New York City-based investment management firm. SWA manages approximately $1.3 billion in assets. The purchase price of $11,500,000 for SWA was paid in cash and, after recording miscellaneous reserves relating to the transaction, $11,609,442 in goodwill was generated, which will be amortized over a 15-year life. The acquisition was funded using an $11,500,000 equity contribution to SAMI from Society National Bank.



A.T. OHIO TAX-FREE MONEY FUND   FOR SPECIAL MEETING OF SHAREHOLDERS FEBRUARY 24,
1994

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of A.T. OHIO TAX-FREE MONEY FUND hereby appoint Edward C. Gonzales, Jeffrey W. Sterling, Jay S. Neuman, Mary K. Stern, Karen Haber, and Eve Brunswick, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares of A.T. OHIO TAX-FREE MONEY FUND, which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on February 24, 1994, at the offices of Society National Bank, at Society Center, 127 Public Square, Cleveland, Ohio 44114, 21st Floor, at 2:00 p.m. and at any adjournment thereof.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting.

PROPOSALS
    1. Approval of a proposed investment advisory contract between the Trust and Society Asset Management, Inc.;

    2. Approval of an amendment of the Trust's Fundamental Investment limitation clarifying the Trust's ability to invest in Municipal Bonds, the interest of which is included in the calculation of the Federal Alternative Minimum Tax;

    3. Approval of an amendment to the Trust's declaration of Trust to permit the Trustees to make any future changes to the name of the Trust without shareholder approval; and

    4. To elect a new Board of Trustees.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this card. IF NO CHOICE IS INDICATED FOR ANY MATTER, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED.

PROPOSAL 1:                     Approve                         Disapprove                    e Abstain
PROPOSAL 2:                     Approve                         Disapprove                    e Abstain
PROPOSAL 3:                     Approve                         Disapprove                    e Abstain

PROPOSAL 4: TO ELECT A NEW BOARD OF TRUSTEES
 FOR all nominees listed below
 FOR all nominees listed below except those withheld pursuant to the instruction below
 WITHHOLD AUTHORITY FOR ALL NOMINEES LISTED BELOW

James H. Bodurtha; Edward P. Campbell; James E. Gulick; Harald Miller; Thomas F. Morrissey

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                        Please sign EXACTLY as your name(s)
                                        appears hereon. If Shares are held
                                        jointly, all holders must sign.
                                        Corporate proxies should be signed by an authorized officer. Please return ALL proxy cards that you may receive.

                                        Dated:........................... , 1994

                                        ........................................

                                        ........................................
                                            Signature(s) of Shareholder(s)
                                                                  3121319 (1/94)